UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2017

TANGER FACTORY OUTLET CENTERS, INC.
_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408
(Address of principal executive offices) (Zip Code)

(336) 292-3010
(Registrants' telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Certain Officers

Appointment of Thomas J. Guerrieri, Jr. as Chief Accounting Officer

On May 19, 2017, Tanger Factory Outlet Centers, Inc. announced the appointment of Thomas J. Guerrieri Jr. as Vice President - Chief Accounting Officer and Controller effective May 19, 2017. Mr. Guerrieri, 44, will be responsible for overseeing the Company's accounting and financial reporting functions. Mr. Guerrieri had previously served as the Company's Vice President - Controller.
Item 5.07 Submission of Matters to a Vote of Security Holders
On May 19, 2017, Tanger Factory Outlet Centers, Inc. (the "Company") held its Annual Meeting of Shareholders. The first matter on which the common shareholders voted was the election of eight directors to serve until the next Annual Meeting of Shareholders. The results of the voting are as shown below:

Nominees	Votes For	Votes Against	Abstain	Broker Non-Votes
William G. Benton	81,398,546	3,690,268	36,400	5,306,514
Jeffrey B. Citrin	82,003,571	3,070,570	51,072	5,306,514
David B. Henry	81,933,607	3,140,396	51,210	5,306,514
Thomas J. Reddin	81,303,870	3,786,211	35,132	5,306,514
Thomas E. Robinson	81,402,048	3,688,340	34,825	5,306,514
Bridget M. Ryan-Berman	81,284,913	3,804,757	35,543	5,306,514
Allan L. Schuman	80,797,396	4,290,512	37,305	5,306,514
Steven B. Tanger	82,738,029	2,355,721	31,463	5,306,514
The second matter on which the common shareholders voted was the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017. The results of the voting are as shown below:

Votes For	Votes Against	Abstain	Broker Non-Votes
90,316,611	82,431	32,686	—
The third matter on which the common shareholders voted was the approval, on a non-binding basis, of the compensation of our named executive officers. The results of the voting are as shown below:

Votes For	Votes Against	Abstain	Broker Non-Votes
67,755,961	16,566,080	803,173	5,306,514

The fourth matter on which the common shareholders voted was an advisory vote on whether the frequency of future advisory votes on executive compensation should be held every one, two or three years. The results of the voting are as shown below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
73,532,314	88,057	11,369,541	135,302	5,306,514

Item 7.01    Regulation FD

On May 19, 2017, the Company issued a press release announcing the election of directors and officers to serve for the ensuing year.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

The following exhibits are included with this Report:

Exhibit 99.1 Press release announcing the election of the Company's directors and officers.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2017

TANGER FACTORY OUTLET CENTERS, INC.

By:  /s/ James F. Williams
James F. Williams
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.

99.1    Press release announcing the election of the Company's directors and officers.